THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.


                       INTERNET BROADCASTING SYSTEM, INC.

                   FORM OF WARRANT TO PURCHASE SHARES OF STOCK

                                                 Date of Grant: October 31, 1997


                  THIS CERTIFIES THAT, for value received, _______ or registered assigns (the "Holder") is entitled to subscribe for and purchase from INTERNET BROADCASTING SYSTEM, INC., a Delaware corporation (the "Company"), up to ____ (___) shares (the "Shares") of the fully paid and nonassessable Common Stock, as defined below, at a price per share equal to $____ (the "Warrant Price"), subject to adjustment and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, no par value.

                  This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant. The Warrants have been issued to each lender providing financing to the Company pursuant to the Bridge Financing Agreement dated as of October 31, 1997 among the Company, and the Lenders identified herein (the "Bridge Financing Agreement").


                  1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time commencing on the Date of Grant and ending on 5:00 p.m. New York City time on October 31, 2000.

                  2. Method of Exercise; Payment; Issuance of New Warrant. To exercise this Warrant, in whole or in part, Holder shall deliver to Company at the Company's principal office, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, (ii) payment of Warrant Price for such Shares and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A-1. Payment of the Warrant Price shall be made at the option of the Holder by (i) certified or official bank check, (ii) by the surrender of that portion of a Promissory Note issued by Company pursuant to the Bridge Financing Agreement (a "Promissory Note") equal to the portion of the Warrant Price to be paid by such surrender, or (iii) any combination thereof. For purposes of making payment of the Warrant Price, a

Promissory Note shall have a value equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of surrender in respect of payment of the Warrant Price. In determining the amount of a Promissory Note surrendered, accrued interest shall first be applied against the Warrant Price, and then principal.

                           If a Holder surrenders a Promissory Note having an
aggregate value which exceeds the aggregate Warrant Price, such surrendered value equal to the integral multiple of $500, which is next higher than such aggregate Warrant Price shall be applied to the payment of the Warrant Price and Company shall pay the Holder an amount in cash equal to the excess (if any) of such integral multiple over the Warrant Price, and a new Promissory Note shall be issued in the principal amount equal to the portion of the principal amount of such original Promissory Note not applied to the Warrant Price and not paid in cash to the Holder.

                           The person or persons in whose name(s) any
certificate(s) representing Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date upon which this Warrant is exercised for such Shares. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder as soon as possible and in any event within thirty days after receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such thirty-day period.

                  3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof; provided, that, the Company shall not be required to pay any transfer taxes with respect to the issuance of Shares in any name other than that of the registered Holder. During the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

                  4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                      4.1 Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time effects a subdivision of the outstanding Common Stock, the number of Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

                      4.2 Adjustment for Issuance of Additional Shares of Capital Stock. In the event that the Company shall (i) issue or distribute (for no consideration or at a price per share less than the Current Market Price (as defined below) per share on the date of such issuance or distribution) shares of any class of capital stock of the Company (such shares being hereafter referred to as "Capital Stock") (excluding an issuance or distribution of Common Stock described in Section 4.1) or (ii) issue or distribute rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for, purchase, convert into or exchange for Capital Stock at a price per share less than the Current Market Price per share of such Capital Stock on the date of such issuance or distribution, then, in each such case, at the earliest of (A) the date the Company enters into a firm contract for such issuance or distribution, (B) the record date for the determination of persons entitled to receive any such Capital Stock or any such rights, warrants, options or convertible or exchangeable securities or (C) the date of actual issuance or distribution of any such Capital Stock or any such rights, warrants, options or convertible or exchangeable securities, the Warrant Price shall be reduced by multiplying the Warrant Price in effect immediately prior to such earliest date by:

                  (x) if such Capital Stock is Common Stock, a fraction the numerator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock which could be purchased at the Current Market Price per share of Common Stock on the date of such issuance or distribution with the aggregate consideration (based on the Fair Market Value thereof) received or receivable by the Company either (A) in connection with such issuance or distribution or (B) upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities (the "Aggregate Consideration"), and the denominator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock to be so issued or distributed or to be issued upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities; or

                  (y) if such Capital Stock is other than Common Stock, a fraction the numerator of which is the Current Market Price per share of Common Stock on such earliest date minus an amount equal to (A) the difference between (1) the Current Market Price per share of such Capital Stock multiplied by the number of shares of such Capital Stock to be so issued and (2) the Aggregate Consideration, divided by (B) the number of shares of Common Stock outstanding on such date, and the denominator of which is the Current Market Price per share of Common Stock on such earliest date.

Such adjustment shall be made successively whenever any such Capital Stock, rights, warrants, options or convertible or exchangeable securities are so issued or distributed. In determining whether any rights, warrants, options or convertible or exchangeable securities entitle the holders thereof to subscribe for, purchase, convert into or exchange for shares of such Capital Stock at less than such Current Market Price, there shall be taken into account the Fair Market Value of any consideration received or receivable by the Company for such rights, warrants, options or convertible or exchangeable securities (including upon exercise thereof.) If any right, warrant, option or convertible or exchangeable securities, the issuance of which resulted in an adjustment in the Warrant Price pursuant to this Section 4.2, shall expire and shall not have been exercised, the Warrant Price shall immediately upon such expiration be recomputed to the Warrant Price which would have been in effect if such right, warrant, option or convertible or exchangeable securities had never been distributed or issued. Notwithstanding anything contained in this paragraph to the contrary, the issuance of Capital Stock upon the exercise of such rights, warrants or options or the conversion or exchange of such convertible or exchangeable securities will not cause an adjustment in the Warrant Price if no such adjustment would have been required at the time such right, warrant, option or convertible or exchangeable security was issued or distributed; provided, however, that, if the consideration payable upon such exercise, conversion or exchange and/or the Capital Stock receivable thereupon are changed after the time of the issuance or distribution of such right, warrant, option or convertible or exchangeable security, then such change shall be deemed to be the expiration thereof without having been exercised and the issuance or distribution of new options, rights, warrants or convertible or exchangeable securities.

                  Notwithstanding anything contained in this Agreement to the contrary, options, rights or warrants issued or distributed by the Company, including options, rights or warrants distributed prior to the date of this Agreement, to holders of Common Stock generally which, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with Common Stock, (ii) are not exercisable and (iii) are also issued on a pro rata basis with respect to future issuances of Common Stock, shall be deemed not to have been issued or distributed for purposes of this Section 4.2 (and no adjustment to the Warrant Price under this Section 4.2 will be required) until the occurrence of the earliest Trigger Event. Upon the occurrence of a Trigger Event, such options, rights or warrants shall continue to be deemed not to have been issued or distributed for purposes of this Section 4.2 (and no adjustment to the Warrant Price under this Section 4.2 will be required) if and for so long as each Holder who thereafter exercises such Holder's Warrants shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such conversion, a number of such options, rights or warrants, as the case may be, equal to the number of options, rights or warrants to which a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon exercise of such Holder's Warrants is entitled to receive at the time of such exercise in accordance with the terms and provisions of and applicable to such options, rights or warrants. Upon the expiration of any such options, rights or warrants or at such time, if any, as a Holder is not entitled to receive such options, rights or warrants upon exercise of such Holder's Warrants, an adjustment (if any is required) to the Warrant Price shall be made in accordance with this Section 4.2 with respect to the issuance of all such options, rights and warrants as of the date of issuance thereof, but subject to the provisions of the preceding paragraph. If any such option, right or warrant, including any such options, rights or warrants distributed prior to the date of this Agreement, are subject to events, upon the occurrence of which such options, rights or warrants become exercisable to purchase different securities, evidences of indebtedness, cash, properties or other assets or different amounts thereof, then, subject to the preceding provisions of this paragraph, the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new options, rights or warrants with such new purchase rights (and a termination or expiration of the existing options, rights or warrants without exercise thereof). In addition, in the event of any distribution (or deemed distribution) of options, rights or warrants, or any Trigger Event or other event of the type described in the preceding sentence, that required (or would have required but for the provisions of Section 4.10) an adjustment to the Warrant Price under this Section 4.2 and such options, rights or warrants shall thereafter have been redeemed or repurchased without having been exercised, then the Warrant Price shall be adjusted upon such redemption or repurchase to give effect to such distribution, Trigger Event or other event, as the case may be, as though it had instead been a cash distribution, equal on a per share basis to the result of the aggregate redemption or repurchase price received by holders of such options, rights or warrants divided by the number of shares of Common Stock outstanding as of the date of such repurchase or redemption, made to holders of Common Stock generally as of the date of such redemption or repurchase.

                      4.3 Adjustments for Other Property Distributions. If the Company shall pay or distribute, as a dividend or otherwise, generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock any assets, properties or rights (including, without limitation, evidences of indebtedness of the Company, any subsidiary or any other person or entity, cash or Capital Stock or other securities of the Company, any subsidiary or any other person or entity, but excluding payments and distributions as described in Section 4.1 or 4.6, dividends and distributions in connection with the liquidation, dissolution or winding up of the Company in its entirety and distributions consisting solely of cash described in Section 4.4, then in each such case the Warrant Price shall be reduced by multiplying the Warrant Price in effect immediately prior to the date of such payment or distribution by a fraction, the numerator of which is the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such payment or distribution less the Fair Market Value per share on such record date of the assets, properties or rights so paid or distributed and the denominator shall be the Current Market Price per share of Common Stock on such record date. For purposes of this Section 4.3, such Fair Market Value per share shall equal the aggregate Fair Market Value on such record date of the assets, properties or rights to paid or distributed divided by the number of shares of Common Stock outstanding on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                      4.4 Cash Distributions. If the Company shall, by dividend or otherwise, make a distribution (other than in connection with the liquidation, dissolution or winding up of the Company in its entirety), generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock, consisting solely of cash where (x) the sum of (i) the aggregate amount of such cash plus (ii) the aggregate amount of all cash so distributed (by dividend or otherwise) to such holders within the 12-month period ending on the record date for determining stockholders entitled to receive such distribution with respect to which no adjustment has been made to the Warrant Price pursuant to this
Section 4.4 exceeds (y) 10% of the result of the multiplication of (1) the Current Market Price per share of Common Stock on such record date times (2) the number of shares of Common Stock outstanding on such record date, then the

Warrant Price shall be reduced, effective immediately prior to the opening of business on the day following such record date, by multiplying the Warrant Price in effect immediately prior to the close of business on the day prior to such record date by a fraction, the numerator of which is the Current Market Price per share of Common Stock on such record date less the aggregate amount of cash per share so distributed and the denominator of which is such Current Market Price; provided, however, that, if the aggregate amount of cash per share is equal to or greater than such Current Market Price, then, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion (with respect to each share of Common Stock issued upon such conversion and in addition to the Common Stock issuable upon conversion) the aggregate amount of cash per share such Holder would have received had such Holder's Warrants been exercised immediately prior to such record date. In no event shall the Warrant Price be increased pursuant to this
Section 4.4; provided, however, that if such distribution is not so made, the Warrant Price shall be adjusted to be the Warrant Price which would have been in effect if such distribution had not been declared. For purposes of this paragraph of this Section 4.4, such aggregate amount of cash per share shall equal such sum divided by the number of shares of Common Stock outstanding on such record date.

                      4.5 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
4), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                      4.6 Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                      4.7 Current Market Price; Fair Market Value. For purposes of this Warrant, "Current Market Price" means, when used with respect to any security as of any date, the last sale price, regular way, of such security as reported for consolidated transactions on the New York Stock Exchange or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices, regular way, as reported on the Nasdaq National Market, or, if such security is not listed or admitted to trading on the Nasdaq National Market, as reported on the Nasdaq SmallCap Market, or if such security is not listed or admitted to trading on any national securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the high bid and low asked prices of such security in the over-the-counter market as reported by the NASD Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the average of the closing bid and asked prices of such security furnished by a New York Stock Exchange member firm selected by the Company. If such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, the Current Market Price of such security shall be the Fair Market Value thereof.

                      For purposes of this Warrant, "Fair Market Value" means, at any date as to any asset, property or right (including without limitation, capital stock or any person, evidences of indebtedness or other securities, but excluding cash), the fair market value of such item as determined in good faith by the Board of Directors, whose determination shall be conclusive; provided, however, that, if there is a Current Market Price for such item on such date, "Fair Market Value" means such Current Market Price (without giving effect to the last sentence of the definition thereof).

                      4.8 Other Adjustments to Warrant Price. Anything in this
Section 4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Warrant Price, in addition to those required by this
Section 4, as it in its discretion shall determine to be advisable.

                      4.9 Notice of Capital Changes. If at any time the Company shall offer for subscription pro rata to the holders of shares of Common Stock any additional shares of stock of any class, other rights or any equity security of any kind, or there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company) or effect any transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of Common Stock shall participate in such subscription rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date in respect thereto.

                      4.10 Adjustment of Warrant Price. No adjustment of the Warrant Price shall be made if the amount of said adjustment shall be less than ten cents ($0.10) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least ten cents ($0.10) per Share.

                      4.11 Adjustment in Number of Securities. Upon each adjustment of the Warrant Price, the number of Shares issuable upon exercise at the adjusted Warrant Price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

                  5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares issuable upon exercise of the Warrant hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be provided to the Holder in the manner set forth in Section 12.

                  6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Current Market Price of such Shares then in effect as determined in good faith by the Company's Board of Directors.

                  7. Compliance with the Act; Disposition of Warrant or Shares of Common Stock.

                      7.1 Compliance with the Act. The Holder, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

                      7.2 Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification under the Securities Act and all applicable state securities laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, the Company shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7.2, that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each certificate representing this Warrant or the Shares so transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the holder, such counsel states such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  8. Rights as Stockholders; Information. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

                  9. Registration Rights. The Company covenants and agrees as follows:

                      9.1 Piggyback Registration.

                      (a) If at any time after the Company's initial public offering of equity securities pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the

"Commission") the Company proposes to register any of its securities for offer and sale under the Securities Act other than pursuant to Form S-4, Form S-8 or any successor form of limited purpose, it will give written notice to that effect by registered mail, at least 15 days prior to the filing of the relevant registration statement, to the Holder. If the Holder notifies the Company within 30 days after receipt of any such notice of its desire to include any of its Shares in such registration statement, the Company shall afford the Holder the opportunity to have such Shares registered under such registration statement, subject to the provisions of Section 9.2.

                      (b) Notwithstanding the provisions of Section 9.1(a), the Company shall have the right at any time after it shall have given such written notice (irrespective of whether a written request for inclusion of any Shares shall have been made) to elect not to file any such registration statement or to withdraw the same after the filing but prior to the effective date thereof.

                      9.2 Priority on Registration Rights. If the registration described in Section 9.1 relates to an underwritten offering, in whole or in part, and the managing underwriter(s) advises the Company in writing that the inclusion of all of the Shares proposed to be included in such registration would interfere with the successful marketing of the securities proposed to be registered for the account of the Company, then the securities to be included in such registration shall be included in the following order:

                                    (i) first, the securities proposed to be
                  included in such registration for the account of the Company;

                                    (ii) second, the securities proposed to be
                  included in such registration for the account of the Holder, each other person who is a lender pursuant to the Bridge Financing Agreement or his registered assigns (a "Lender") who has requested Shares be included in such registration and each party to that certain Registration Rights Agreement between the Company and the party named therein (the "Investor") entered into in connection with a private placement of Common Stock pursuant to the Company's Confidential Private Placement Memorandum dated May 6, 1996 who has requested that shares of Common Stock such Investor owns or is entitled to acquire be included in such registration (on a pro rata basis based on the amount of securities proposed to be included in such registration for the account of each Lender and each Investor); and

                                    (iii) third, securities of all other
                  security holders of the Company entitled to be included in such registration (on a pro rata basis among the holders requesting such registration based upon the amount of securities requested to be registered).

                      9.3 Covenants of the Company With Respect to Registration.

                      (a) In connection with any registration under Section 9.1, the Company shall furnish to the Holder such number of prospectuses related thereto as the Holder shall reasonably request.

                      (b) If, after any registration statement described in
Section 9.1 becomes effective, the Company advises the Holder that the Company considers it appropriate for the registration statement to be amended, the Holder shall suspend any further sales of registered Shares until the Company advises the Holder that the registration statement has been amended.

                      (c) The Company shall pay all costs, fees and expenses in connection with all registration statements filed pursuant to Section 9.1 (excluding fees and expenses of the Holder's counsel and underwriting discounts or selling commissions and transfer, income and other taxes applicable to the registered Shares), including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

                      (d) The Company will take all necessary action which may be required in qualifying or registering the Shares included in a registration statement described in Section 9.1 for offering and sale under the securities or blue sky laws of such states as may be reasonably requested by the Holder.

                      (e) The Company shall furnish to the Holder a signed counterpart, addressed to the Holder, of (i) an opinion of counsel to the Company, dated the effective date of any registration statement described in
Section 9.1 (and, if the registration effected hereby relates to an underwritten offering, an opinion dated the date of the closing under the relevant underwriting agreement) and (ii) if and to the extent permitted by Statement of Auditing Standards No. 72, a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the relevant underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                      (f) The Company shall, as soon as practicable after the effective date of any registration statement described in Section 9.1 and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 10(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of such registration statement.

                      (g) The Company shall deliver promptly to the Holder copies of all correspondence between the Commission and the Company or its counsel or independent public accountants and all memoranda relating to discussions with the Commission or its staff with respect to any registration statement described in Section 9.1 and shall permit the Holder to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from such registration statement as it deems reasonably necessary to comply with applicable securities laws or the rules of any applicable securities exchange or market. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as the Holder shall reasonably request.

                      (h) Notwithstanding the foregoing provisions of this
Section 9.3, no registration rights shall be extended pursuant to this Section 9 with respect to any Shares (i) which have been sold pursuant to and in accordance with an effective registration statement, (ii) sold in accordance with Rule 144 under the Securities Act or (iii) eligible for sale under Rule 144(k) under the Securities Act.

                      9.4 Indemnification.

                      (a) The Company agrees to indemnify and hold harmless the Holder and any person controlling the Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for, from and against any and all losses, claims, damages, expenses and liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever (including, but not limited to, reasonable counsel fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing or defending against any action, proceeding, suit or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Holder or any such controlling person may become subject under the Securities Act, the Exchange Act, any other statute, at common law or otherwise or under the laws of foreign countries insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus contemplated by Section 9 (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (with respect to any prospectus in the light of the circumstances under which they were made) not misleading provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement, or any prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and provided, further, that the Company shall not be liable to any such Holder under the indemnity agreement in this subsection (a) (i) with respect to any prospectus to the extent that any such loss, liability, claim, damage or expense of such Holder arises out of a sale of Shares by such Holder to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus if the Company has previously furnished copies thereof to such Holder a reasonable time in advance and the loss, liability, claim, damage or expense of such Holder results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the prospectus which was corrected in the prospectus or (ii) to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any action or failure to act by such Holder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of such Holder. The indemnity agreement in this Section 9.4(a) shall be in addition to any liability which the Company may have at common law or otherwise.

                      (b) The Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for, from and against any and all losses, claims, damages, expenses and liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever (including, but not limited to, reasonable counsel fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing or defending against any action, proceeding, suit or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which they may become subject under the Act, the Exchange Act, any other statute, at common law or otherwise or under the laws of foreign countries insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus contemplated by Section 9 (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which the were made, not misleading, to the extent (but only to the extent) that such statements or omissions are made in conformity with the Holder's written information furnished by or on behalf of the Holder expressly for use therein. The indemnity agreement in this Section 9.4(b) shall be in addition to any liability which the Holder may have at common law or otherwise.

                      (c) Promptly, and in any event within 30 days, after receipt by an indemnified party of notice of the commencement of any action, suit, proceeding or litigation, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9.4, notify the indemnifying party in writing of such commencement (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under Section 9.4(a) or 9.4(b) except to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). In case any such action, suit, proceeding or litigation is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from an indemnified party, to assume the defense thereof with counsel reasonably satisfactory to an indemnified party, which may be the same counsel as counsel to the indemnifying party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense thereof at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense thereof on behalf of the indemnified party), in any of which events such fees and expenses of one additional counsel (in addition to any local counsel) shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its or their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 9 to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                      (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 9 provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any indemnified party, then the indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, from the offering of securities to which such losses, claims, damages, expenses or liabilities relate or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Holder and other indemnified parties described in Section 9.4(a), on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by each of them. Relative fault (insofar as it relates to such a statement or omission) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities referred to above in this Section 9.4(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any related action, suit, proceeding or litigation. Notwithstanding the provisions of this Section 9.4(d), the Holder shall not be required to contribute any amount in excess of the amount received (without duplication) by the Holder and other indemnified parties described in
Section 9.4(a) in connection with such offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The contribution agreement set forth above shall be in addition to any liabilities which any contributing party may have at common law or otherwise.

                      9.5 Rights and Obligations Survive Exercise and Expiration of Warrant. The rights and obligations of the Company and the Holder set forth in this Section 9 shall survive the exercise and expiration of this Warrant.

                      9.6 Cooperation by Holders Participating in an Underwritten Registration. No Holder may participate hereunder in any underwritten registration unless such Holder (i) agrees to sell such Holder's Shares on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that, no Holder including Shares in such underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder, such Holder's beneficial ownership of Shares and such Holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriter with respect thereto, except as otherwise provided in Section 9 hereof.

                      9.7 Lock-Up. For a period of twelve (12) months following the date a registration statement relating to the initial public offering of the Company's equity securities is declared effective by the Commission and for a period of 90 days following the date any subsequent registration statement relating to the Company's equity securities is declared effective by the Commission (such respective periods, the "Lock-up Period") the Holder agrees, upon request of the Company or the underwriters managing an underwritten offering of the Company's securities, to, not directly or indirectly, offer, sell (including by effecting any short sale), loan, hypothecate, pledge, grant any option for the sale of, acquire any option to dispose of, transfer or gift (except for estate planning or charitable transfers or other private sales, provided the transferees agree to be bound by the same restrictions on transfer), or otherwise dispose of any Shares without obtaining the prior written consent of the Company or such underwriters. The Holder acknowledges and agrees that in order to enforce the covenants contained in this Section 9.7, the Company will impose stop-transfer instructions with respect to the Shares until the end of such Lock-up Period for transfers other than those exceptions described above.

                  10. Representations and Warranties. The Company represents and warrants to the Holder as follows:

                      10.1 This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

                      10.2 The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                      10.3 The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation, as amended, or the Company's By-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

                  11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be in writing and shall be deemed to be given when telecopied (with written confirmation), personally delivered, or when sent by nationally recognized courier service or registered mail, return receipt requested, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

                  13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise, and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

                  14. Lost Warrants or Stock Certificates. The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

                  15. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

                  16. Governing Law; Submission to Jurisdiction. THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT GIVING EFFECT TO THE RULES OF SAID STATE GOVERNING THE CONFLICTS OF LAWS. THE PARTIES HERETO AGREE THAT ANY ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF, OR RELATING IN ANY WAY TO, THIS AGREEMENT SHALL BE BROUGHT

AND ENFORCED IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND IRREVOCABLY SUBMITS TO SUCH JURISDICTION, WHICH JURISDICTION SHALL BE EXCLUSIVE. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION TO SUCH EXCLUSIVE JURISDICTION OR SUCH FORUM AS AN INCONVENIENT FORUM. ANY SUCH PROCESS OR SUMMONS TO BE SERVED UPON ANY OF THE PARTIES HERETO (AT THE OPTION OF THE PARTY HERETO BRINGING SUCH ACTION, PROCEEDING OR CLAIM) MAY BE SERVED BY TRANSMITTING A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THIS AGREEMENT OR IN A SUBSEQUENT NOTICE DELIVERED IN THE MANNER SET FORTH HEREIN. SUCH MAILING SHALL BE DEEMED PERSONAL SERVICE AND SHALL BE LEGAL AND BINDING UPON THE PARTY SO SERVED IN ANY ACTION, PROCEEDING OR CLAIM. THE PARTIES HERETO AGREE THAT THE PREVAILING PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ALL OF ITS REASONABLE LEGAL COSTS AND EXPENSES RELATING TO SUCH ACTION OR PROCEEDING AND/OR INCURRED IN CONNECTION WITH THE PREPARATION THEREFOR.

                                      INTERNET BROADCASTING SYSTEM, INC.




                                     By:
                                        ---------------------------------
                                           Nicholas R. Loglisci, Jr.
                                           President


                                      Address for Notices

                                      2 Ridgedale Avenue, Suite 350
                                      Cedar Knolls, New Jersey 07927
                                      Telecopy No.:  (973) 285-4777
                                      Attention:  President